EXHIBIT 10.1

FOURTH AMENDMENT
TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF AUGUST 6, 2014
AMONG

LINN ENERGY, LLC,
AS BORROWER,

THE GUARANTORS,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

______________________________________________________________________________

JOINT BOOK RUNNERS AND JOINT LEAD ARRANGERS

Wells Fargo Securities, LLC	RBC Capital Markets

FOURTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”) dated as of August 6, 2014, among LINN ENERGY, LLC, a Delaware limited liability company (the “Borrower”); the Guarantors signatory hereto, each of the Lenders party to the Credit Agreement referred to below that are signatory hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Administrative Agent, the Lenders and the other Agents party thereto entered into that certain Sixth Amended and Restated Credit Agreement dated as of April 24, 2013 as amended by that certain First Amendment dated as of October 30, 2013, that certain Second Amendment dated as of December 13, 2013, and that certain Third Amendment dated as of April 30, 2014 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.
B.    The Borrower has requested and the Administrative Agent and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement.
C.    NOW, THEREFORE, to induce the Administrative Agent and the Majority Lenders to enter into this Fourth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Fourth Amendment. Unless otherwise indicated, all section or article references in this Fourth Amendment refer to sections or articles of the Credit Agreement.
Amendments to Credit Agreement.
2.1    Amendment to Section 1.02. Section 1.02 is hereby amended by (a) with respect to each defined term below that is defined in Section 1.02 of the Credit Agreement, deleting such defined term from such Section 1.02 and replacing it with the analogous term below and (b) with respect to each defined term below that is not in Section 1.02 of the Credit Agreement, adding such defined term to such Section 1.02 in the appropriate alphabetical order thereto:
“‘Accommodator’ means Petroleum Strategies Inc., or such other agent selected by the Borrower to arrange the Reverse 1031 Exchange.
‘Acquisition Term Debt’ means the Debt incurred by the Section 1031 Counterparty or an Unrestricted Subsidiary, as applicable, for the purpose of acquiring the Target Properties in a principal amount not to exceed $1.3 billion.

‘Affiliate’ means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. For the avoidance of doubt, the Section 1031 Counterparty and any direct or indirect subsidiary or parent entity of the Section 1031 Counterparty (including without limitation, the Accommodator) are not “Affiliates” of the Borrower.
‘Agreement’ means this Credit Agreement, as amended by the First Amendment dated as of October 30, 2013, the Second Amendment dated as of December 13, 2013, the Third Amendment dated as of April 30, 2014, and the Fourth Amendment dated as of August 6, 2014, as the same may from time to time be further amended, modified, supplemented or restated.
‘Debt’ means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers’ acceptances, debentures, notes or other similar instruments; (b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all accounts payable, accrued expenses, liabilities or other obligations of such Person, in each such case to pay the deferred purchase price of Property or services (other than (i) accrued pension costs and other employee benefit and compensation obligations arising in the ordinary course of business and (ii) accounts payable incurred in the ordinary course of business which are either (A) not overdue by more than 60 days or (B) being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP); (d) all obligations under Capital Leases; (e) all obligations under Synthetic Leases; (f) all Debt (as defined in the other clauses of this definition) of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any Property of such Person, whether or not such Debt is assumed by such Person (other than any Lien on the Equity Interests of an Unrestricted Subsidiary owned by such Person or a Restricted Subsidiary of such Person to secure any Non-Recourse Debt of such Unrestricted Subsidiary), provided that the amount of Debt for purposes of this clause (f) shall be an amount equal to the lesser of the unpaid amount of such Debt and the fair market value of the encumbered Property; (g) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or with respect to which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt of others; (i) obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than gas balancing arrangements in the ordinary course of business (but only to the extent of such advance payments); (j) obligations under “take or pay” or similar agreements (other than obligations under firm transportation or drilling contracts); (k) any Debt of a partnership for which such

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Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability; (l) Disqualified Capital Stock of such Person; and (m) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP.
‘Non-Recourse Debt’ means any Debt of any Unrestricted Subsidiary, in each case in respect of which: (a) the holder or holders thereof (i) shall have recourse only to, and shall have the right to require the obligations of such Unrestricted Subsidiary to be performed, satisfied, and paid only out of, the Property of such Unrestricted Subsidiary and/or one or more of its Subsidiaries (but only to the extent that such Subsidiaries are Unrestricted Subsidiaries) and/or any other Person (other than Borrower and/or any Restricted Subsidiary except to the extent of any Equity Interests of such Unrestricted Subsidiary owned by the Borrower or any Restricted Subsidiary) and (ii) shall have no direct or indirect recourse (including by way of guaranty, support or indemnity) to the Borrower or any Restricted Subsidiary or to any of the Property of Borrower or any Restricted Subsidiary (other than to the extent of any Equity Interests of such Unrestricted Subsidiary owned by the Borrower or any Restricted Subsidiary), whether for principal, interest, fees, expenses or otherwise; and (b) the terms and conditions relating to the non-recourse nature of such Debt are in form and substance reasonably acceptable to the Administrative Agent.
‘Reverse 1031 Exchange’ means, a transaction intended to qualify for non-recognition of gain or loss under Section 1031 of the Code pursuant to which (a) the Section 1031 Counterparty receives funds from the Borrower and/or a Restricted Subsidiary and/or third party financing to acquire Properties owned by one or more third parties, in return for a Section 1031 Note from the Borrower and/or such Restricted Subsidiary and secured financing from the third party financing source, (b) such acquired Properties are ‘parked’ with the Section 1031 Counterparty, (c) the Borrower and/or any of its Restricted Subsidiaries conveys Properties to one or more third parties directly or through the Section 1031 Counterparty, (d) proceeds from such conveyance of Properties referenced in clause (c) above are received by the Section 1031 Counterparty and are used by the Section 1031 Counterparty to repay such Section 1031 Note and the secured third party financing (if the Equity Interests of the Section 1031 Counterparty are not transferred to the Borrower as referenced in clause (e) below), and (e) the Properties ‘parked’ with the Section 1031 Counterparty or the Equity Interests in the Section 1031 Counterparty are transferred to the Borrower and/or any of its Restricted Subsidiaries, in each case, subject to changes recommended by counsel to the Borrower and reasonably acceptable to the Administrative Agent (such acceptance not to be unreasonably withheld or delayed).

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‘Section 1031 Exchange’ means a Reverse 1031 Exchange and any other analogous transaction intended to qualify for non-recognition of gain or loss under Section 1031 of the Code pursuant to which the Borrower and/or any of its Restricted Subsidiaries exchange Properties owned by them for Properties owned by a third party.
‘Section 1031 Counterparty’ means the entity formed by the Accommodator to serve as the qualified intermediary or exchange accommodation titleholder with respect to the Reverse 1031 Exchange and any subsidiary thereof.
‘Section 1031 Note’ means any promissory note or similar instrument issued by a Section 1031 Counterparty in favor of the Borrower and/or a Restricted Subsidiary in connection with a Reverse 1031 Exchange, evidencing any loan or advance made to the Section 1031 Counterparty by the Borrower and/or a Restricted Subsidiary; provided that such note or other instrument is in form and substance reasonably acceptable to the Administrative Agent.
‘Target Properties’ means those Oil and Gas Properties to be acquired pursuant to the Target Purchase and Sale Agreement.
‘Target Purchase and Sale Agreement’ means that certain purchase and sale agreement dated as of June 27, 2014 by and between Devon Energy Production Company, L.P. and Devon Uinta Basin Corporation, as seller, and Linn Energy Holdings, LLC, as buyer.
‘UR Note’ means any promissory note or similar instrument issued by the Unrestricted Subsidiary acquiring the Target Assets in favor of the Borrower and/or a Restricted Subsidiary in connection with the acquisition of the Target Assets, evidencing any loan or advance made to such Unrestricted Subsidiary by the Borrower and/or a Restricted Subsidiary; provided that such note or other instrument is in form and substance reasonably acceptable to the Administrative Agent.”
2.2    Amendment to Section 8.19. Section 8.19 is hereby amended by deleting such Section in its entirety and replacing it with the following:
“Section 8.19    Berry Matters. The Borrower covenants and agrees to cause Berry and each of its Subsidiaries to become Restricted Subsidiaries pursuant to Section 9.18(c) and to repay the Berry Revolver, each within 90 days of the redemption or refinancing of the Berry Senior Debt.”

2.3    Amendment to Section 9.02. Section 9.02 is hereby amended by:
(a)    deleting clause (f) thereof in its entirety and replacing it with the following:
“(f)    Funded Debt and any guarantees thereof incurred after the Effective Date, provided that (i) at the time such Debt is incurred (A), no Default

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has occurred and is then continuing and (B) no Default would result from the incurrence of such Debt after giving effect to the incurrence thereof (and any concurrent repayment of Debt with the proceeds of such incurrence), (ii) immediately after the incurrence of such Debt, the Borrowing Base shall be adjusted in accordance with Section 2.07(e) and prepayment shall be made to the extent required by Section 3.04(c)(iii), (iii) at the time such Debt is incurred, such Debt does not have any scheduled amortization prior to one year after the Maturity Date, (iv) at the time such Debt is incurred, such Debt does not mature sooner than one year after the Maturity Date, (v) such Debt and any guarantees thereof are on market terms for issuers of similar size and credit quality given the then prevailing market conditions and (vi) such Debt does not have any mandatory prepayment or redemption provisions (other than customary change of control or asset sale tender offer provisions) which would require a mandatory prepayment or redemption in priority to the Indebtedness (it being understood and agreed that any Funded Debt constituting unsecured bridge loans incurred by the Borrower in an aggregate principal amount of up to $1,000,000,000 satisfy the conditions described in the foregoing clauses (iii) through (vi)) ; and any Permitted Refinancing Debt in respect thereof.” and

(b)     adding the following to the end of clause (i) thereof: “or Section 9.05(s)”.
2.4    Amendment to Section 9.03. Section 9.03 is hereby amended by:
(a)    adding the phrase “and clause (g)” after the phrase “clauses (a) through (e)” in clause (f) thereof; and
(b)    adding the following Section 9.03(g) thereto:
“(g)    Liens on the Equity Interests of any Unrestricted Subsidiary owned by the Borrower or any Restricted Subsidiary to secure any Non-Recourse Debt of such Unrestricted Subsidiary.”

2.5    Amendment to Section 9.05. Section 9.05 is hereby amended by (a) adding the following to the end of clause (g)(iv)(A)(II) thereof: “(excluding the amount of Investments permitted under Section 9.05(s)) and (b) adding the following Section 9.05(s) thereto:
“(s)    Investments (including any UR Note, any Section 1031 Note and the transfer of any Oil and Gas Properties) made by the Borrower or any Restricted Subsidiary in either the Section 1031 Counterparty or an Unrestricted Subsidiary in an aggregate outstanding amount not to exceed $2,400,000,000 (any Property so Invested valued as of the date such Investment was made) to facilitate the acquisition and development of the Target Properties, the servicing of any Debt incurred by such Section 1031 Counterparty or Unrestricted Subsidiary, as applicable and the Section 1031 Exchange; provided that promptly after the earlier of (i) the receipt by the Borrower or any of its Restricted Subsidiaries of sufficient net cash proceeds in respect of any sale of its Oil and Gas Properties (or Equity Interests in any Restricted Subsidiary owning Oil and Gas Properties) to

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pay off in full the Acquisition Term Debt of such Section 1031 Counterparty or Unrestricted Subsidiary, as applicable, or (ii) the termination and repayment of the Acquisition Term Debt of such Section 1031 Counterparty or Unrestricted Subsidiary, as applicable, the Target Properties (directly or indirectly) become assets of the Borrower and/or a Restricted Subsidiary and any Investments in the Section 1031 Counterparty are extinguished (if such Section 1031 Counterparty does not become a Restricted Subsidiary).”

2.6    Amendments to Section 9.18. Section 9.18 is hereby amended by (a) deleting clause (b) thereof in its entirety and replacing it with the following clause (b) and (b) deleting clause (d) thereof in its entirety and replacing it with the following clause (d):

“(b)    The Borrower may designate by written notification thereof to the Administrative Agent, any Restricted Subsidiary, including a newly formed or newly acquired Subsidiary, as an Unrestricted Subsidiary if either (X) (i) prior, and immediately after giving effect, to such designation, neither a Default nor a Borrowing Base deficiency would exist and (ii) such designation is deemed to be an Investment in an Unrestricted Subsidiary in an amount equal to the fair market value as of the date of such designation of the Borrower’s direct and indirect ownership interest in such Subsidiary and such Investment would be permitted to be made at the time of such designation under Section 9.05(g) or (Y) such Unrestricted Subsidiary is the entity formed or acquired in respect of the Investment permitted under Section 9.05(s). Except as provided in this Section 9.18(b), no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary;”

“(d)    After the date Berry becomes a Restricted Subsidiary, and other than the Non-Recourse Debt of any Unrestricted Subsidiary that acquires the Target Assets as set forth in Section 9.05(s), the Borrower shall not permit the aggregate principal amount of all other Non-Recourse Debt outstanding at any one time to exceed $25,000,000.”

Conditions Precedent. This Fourth Amendment shall become effective on the date (such date, the “Fourth Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
3.1    The Administrative Agent shall have received (a) all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date and all other fees the Borrower has agreed to pay in connection with this Fourth Amendment and (b) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.2    The Administrative Agent shall have received from Lenders constituting the Majority Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Person.

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3.3    The Administrative Agent shall be reasonably satisfied (a) with the terms and conditions of the Qualified Exchange Agreement among the Accommodator, any Section 1031 Counterparty, the Borrower and any of the other parties thereto and (b) the terms of any Section 1031 Note.
3.4    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Fourth Amendment.
The Administrative Agent is hereby authorized and directed to declare this Fourth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Agreement for all purposes.
Miscellaneous.
4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.
4.2    Ratification and Affirmation; Representations and Warranties. Each of the Borrower and the Guarantors hereby (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,
(ii)    no Default or Event of Default has occurred and is continuing, and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
4.3    Loan Document. This Fourth Amendment is a Loan Document.
4.4    Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile transmission or other electronic delivery shall be effective as delivery of a manually executed counterpart hereof.

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4.5    NO ORAL AGREEMENT. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
4.6    GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
4.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of- pocket costs and reasonable expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
4.8    Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.9    Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

BORROWER:	LINN ENERGY, LLC

	By:	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and Chief Financial Officer

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GUARANTORS:	LINN ENERGY HOLDINGS, LLC

LINN OPERATING, INC.

MID-CONTINENT HOLDINGS I, LLC
MID-CONTINENT HOLDINGS II, LLC
MID-CONTINENT I, LLC

MID-CONTINENT II, LLC

LINN MIDSTREAM, LLC (formerly Linn Gas Marketing, LLC)

LINN EXPLORATION & PRODUCTION MICHIGAN LLC

LINN MIDWEST ENERGY LLC

	By:	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and Chief Financial Officer

LINN EXPLORATION MIDCONTINENT, LLC

By: Mid-Continent Holdings II, LLC, its sole member, as Member/Manager

	By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and Chief Financial Officer

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LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

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ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

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BARCLAYS BANK PLC

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

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CITIBANK, N.A.

By:	/s/ Phillip Ballard
Name:	Phillip Ballard
Title:	Vice-President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Darrell Stanley
Name:	Darrell Stanley
Title:	Managing Director

By:	/s/ Ting Lee
Name:	Ting Lee
Title:	Director

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CREDIT SUISSE AG, CAYMAN ISLAND BRANCH

By:	/s/ Nupur Kumar
Name:	NUPUR KUMAR
Title:	AUTHORIZED SIGNATORY

By:	/s/ Samuel Miller
Name:	Samuel Miller
Title:	Authorized Signatory

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THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Steve Ray
Name:	Steve Ray
Title:	Director

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THE BANK OF NOVA SCOTIA

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

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BANK OF MONTREAL

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

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UBS AG, STAMFORD BRANCH

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

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COMERICA BANK

By:	/s/ William Robinson
Name:	William Robinson
Title:	Vice President

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ING CAPITAL LLC

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Director

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SOCIETE GENERALE

By:	/s/ Graeme Bullen
Name:	Graeme Bullen
Title:	Managing Director

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U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Ben J. Leonard
Name:	Ben J. Leonard
Title:	Vice President

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ABN AMRO CAPITAL USA LLC

By:	/s/ Urvashi Zutshi
Name:	Urvashi Zutshi
Title:	Managing Director

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Director

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COMPASS BANK

By:	/s/ Ann Van Wagener
Name:	Ann Van Wagener
Title:	Senior Vice President

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DNB CAPITAL LLC

By:	/s/ Cathleen Buckley
Name:	Cathleen Buckley
Title:	Senior Vice President

By:	/s/ Stian Lovseth
Name:	Stian Lovseth
Title:	First Vice President

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MUFG UNION BANK, N.A. (f/k/a Union Bank, N.A.)

By:	/s/ Stacy A. Goldstein
Name:	Stacy A. Goldstein
Title:	Vice President

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CAPITAL ONE, N.A.

By:	/s/ Matthew L. Molero
Name:	Matthew L. Molero
Title:	Sr. Vice President

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SUNTRUST BANK

By:	/s/ John Kovarik
Name:	John Kovarik
Title:	Vice President

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BANK OF AMERICA, N.A.

By:	/s/ Joseph Scott
Name:	Joseph Scott
Title:	Director

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JPMORGAN CHASE BANK, N.A.

By:	/s/ Ryan Aman
Name:	Ryan Aman
Title:	Authorized Officer

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DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

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GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

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MACQUARIE BANK LIMITED

By:	/s/ Bob Kapp
Name:	Bob Kapp
Title:	Executive Director

By:	/s/ Andrew Mitchell
Name:	Andrew Mitchell
Title:	Division Director

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MORGAN STANLEY BANK, N.A.

By:	/s/ Matthew T. Meyers
Name:	Matthew T. Meyers
Title:	Authorized Signatory

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BP ENERGY COMPANY

By:	/s/ Ryan McGeachie
Name:	Ryan McGeachie
Title:	Attorney-in-Fact

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BNP PARIBAS

By:	/s/ Sriram Chandrasekaran
Name:	Sriram CHANDRASEKARAN
Title:	Director

By:	/s/ Julien Pecoud-Bouvet
Name:	Julien PECOUD-BOUVET
Title:	Vice President

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BRANCH BANKING AND TRUST COMPANY

By:	/s/ James Giordano
Name:	James Giordano
Title:	Vice President

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SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

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WHITNEY BANK

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Senior Vice President

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ASSOCIATED BANK, N.A.

By:	/s/ Farhan Iqbal
Name:	FARHAN IQBAL
Title:	Senior Vice President

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KEYBANK NATIONAL ASSOCIATION

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

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THE HUNTINGTON NATIONAL BANK

By:	/s/ Margaret Niekrash
Name:	Margaret Niekrash
Title:	Vice President

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FIFTH THIRD BANK

By:	/s/ Justin B. Crawford
Name:	Justin B. Crawford
Title:	Director

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NATIXIS

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

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TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Marie Fernandes
Name:	Marie Fernandes
Title:	Authorized Signatory

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MIZUHO BANK LTD.

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

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CARGILL, INCORPORATED

By:	/s/ Marc D. Rubenstein
Name:	Marc D. Rubenstein
Title:	Credit Manager, Authorized Signatory Cargill, Incorporated

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PNC BANK NATIONAL ASSOCIATION

By:	/s/ Jonathan Luchansky
Name:	Jonathan Luchansky
Title:	Assistant Vice President

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NEXTERA ENERGY POWER MARKETING, LLC

By:	/s/ Mark Maisto
Name:	Mark Maisto
Title:	President

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